UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2003

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-11350 (Commission File Number)	22-3059110 (IRS Employer Identification No.)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)

Not applicable.

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Item 7. Financial Statements and Exhibits
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 5.1

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

1.1 Letter Agreement, dated January 24, 2003, amending the Distribution Agreement, dated December 31, 2002, between the Registrant and Banc of America Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., relating to the Registrant’s Medium-Term Notes, Series O (the “Notes”).

4.1 Officers’ Certificate (without exhibits), dated January 24, 2003, establishing the terms of the Notes.

5.1 Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1 Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund By: Alan H. Lund Vice Chairman and Chief Financial Officer

DATED: January 24, 2003

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EXHIBIT INDEX

Exhibits

1.1 Letter Agreement, dated January 24, 2003, amending the Distribution Agreement, dated December 31, 2002, between the Registrant and Banc of America Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., relating to the Registrant’s Medium-Term Notes, Series O (the “Notes”).

4.1 Officers’ Certificate (without exhibits), dated January 24, 2003, establishing the terms of the Notes.

5.1 Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1 Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

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